UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 14, 2011

Marina Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3830 Monte Villa Parkway, Bothell, Washington		98021
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 425-908-3600

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of 2008 Stock Incentive Plan

At the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Marina Biotech, Inc. (the “Company”) held on July 14, 2011, the Company’s stockholders approved an amendment to the Company’s 2008 Stock Incentive Plan (as amended, the “2008 Plan”). The amendment was previously adopted by the Company’s Board of Directors on May 24, 2011. Pursuant to the amendment, the total number of shares of common stock, par value $0.006 per share, of the Company (“Common Stock”) that may be subject to the granting of awards under the 2008 Plan was increased from 2,125,000 shares to 8,125,000 shares.

Additional information regarding the 2008 Plan is summarized under the heading “Proposal No. 6 – Approval of an Amendment to our 2008 Stock Incentive Plan to Increase the Number of Shares Available Thereunder from 2,125,000 to 8,125,000” in the Company’s Definitive Proxy Statement on Schedule 14A in connection with the Annual Meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on June 7, 2011, and is incorporated herein by reference. The description of the 2008 Plan set forth in the Proxy Statement and in this Current Report on Form 8-K are qualified in their entirety by reference to the text of the 2008 Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Amendment of Employee Stock Purchase Plan

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2007 Employee Stock Purchase Plan (as amended, the “ESPP”). The amendment was previously adopted by the Company’s Board of Directors on May 24, 2011. Pursuant to the amendment, the total number of shares of Common Stock available for issuance under the ESPP was increased from 150,000 shares to 650,000 shares.

Additional information regarding the ESPP is summarized under the heading “Proposal No. 5 – Approval of an Amendment to our 2007 Employee Stock Purchase Plan to Increase the Number of Shares Available for Issuance Thereunder from 150,000 to 650,000” in the Proxy Statement, which was filed with the SEC on June 7, 2011, and is incorporated herein by reference. The description of the ESPP set forth in the Proxy Statement and in this Current Report on Form 8-K are qualified in their entirety by reference to the text of the ESPP, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Election of R. John Fletcher

On July 14, 2011, the Board of Directors of the Company, upon recommendation of the Nominating and Corporate Governance Committee of the Board, acting pursuant to Article II, Section 5 of the Amended and Restated By-Laws of the Company, elected R. John Fletcher to fill the vacancy in the Board of Directors created by the expiration of the term of Chiang J. Li, M.D., effective immediately, with a term expiring at the annual meeting of stockholders to be held in 2012. Mr. Fletcher was also appointed to serve as a member of each of the Board’s Audit Committee and Compensation Committee. Mr. Fletcher will be compensated as a director pursuant to the Company’s general compensation policy for non-employee directors. The Company announced the appointment of Mr. Fletcher in a press release dated July 18, 2011, which is attached hereto as Exhibit 99.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 18, 2011, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to the Restated Certificate of Incorporation of the Company (the “Restated Certificate”) with the Secretary of State of the State of Delaware to increase the number of authorized shares of Common Stock from 90,000,000 to 180,000,000. The holders of a majority of the outstanding shares of the Company’s capital stock approved the amendment to the Restated Certificate at the Annual Meeting pursuant to Section 242 of the Delaware General Corporation Law. A copy of the Certificate of Amendment is filed as Exhibit 3.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on July 14, 2011. Proxies were solicited for each of the six (6) proposals set forth below pursuant to the Proxy Statement. Each share of Common Stock was entitled to one vote with respect to matters submitted to a vote of stockholders, and the voting results reported below are final. Abstentions had the same effect as “Against” votes for all proposals except Proposal No. 1.

PROPOSAL No. 1

Stockholders elected five (5) persons to the Board of Directors, each to hold office until the 2012 annual meeting of stockholders and until their respective successors shall have been duly elected or appointed and qualified, as shown below. This proposal required the affirmative vote of a plurality of the votes cast.

Nominee	Votes “FOR”	Votes WITHHELD	Broker Non-Votes
J. Michael French	14,795,159	1,218,992	26,764,529
James M. Karis	14,855,231	1,158,920	26,764,529
Peter D. Parker	14,848,992	1,165,159	26,764,529
Gregory Sessler	14,861,371	1,152,780	26,764,529
Michael D. Taylor, Ph.D.	14,854,759	1,159,392	26,764,529

PROPOSAL No. 2

Stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, as shown below. This proposal required the affirmative vote of a majority of the shares present at the Annual Meeting, either in person or by proxy, and entitled to vote.

Votes “FOR”	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
41,447,945	926,904	403,831	-0-

PROPOSAL No. 3

Stockholders approved an amendment to the Restated Certificate to increase the number of authorized shares of Common Stock from 90,000,000 to 180,000,000, as shown below. This proposal required the affirmative vote of a majority of the issued and outstanding shares of Common Stock entitled to vote as of the record date.

Votes “FOR”	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
34,635,588	7,788,108	354,984	-0-

PROPOSAL No. 4

Stockholders approved an amendment to the Restated Certificate to effect a reverse stock split, at a time in the future, and in such ratio between a one-for-two and one-for-ten reverse stock split, to be determined by our Board of Directors, to be in the best interest of the Company, as shown below. This proposal required the affirmative vote of a majority of the issued and outstanding shares of Common Stock entitled to vote as of the record date.

Votes “FOR”	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
34,878,303	7,802,041	98,336	-0-

PROPOSAL No. 5

Stockholders approved an amendment to the Company’s 2007 Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder from 150,000 to 650,000, as shown below. This proposal required the affirmative vote of a majority of the shares present at the Annual Meeting, either in person or by proxy, and entitled to vote.

Votes “FOR”	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
13,862,551	2,053,716	97,884	26,764,529

PROPOSAL No. 6

Stockholders approved an amendment to the Company’s 2008 Stock Incentive Plan to increase the number of shares available for issuance thereunder from 2,125,000 to 8,125,000, as shown below. This proposal required the affirmative vote of a majority of the shares present at the Annual Meeting, either in person or by proxy, and entitled to vote.

Votes “FOR”	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
12,024,030	3,889,210	100,911	26,764,529

Item 8.01 Other Events.

Exercises of Series B Warrants

During the period beginning on June 7, 2011 and ending on July 12, 2011, holders of 22,293,500 Series B Warrants, each to purchase one unit consisting of one share of Common Stock and one Series A Warrant to purchase one share of Common Stock, exercised their Series B Warrants, resulting in aggregate gross proceeds to the Company of approximately $3.1 million. The Company issued the Series B Warrants on May 20, 2011 in connection with the underwritten public offering of the Company’s securities effected pursuant to that certain Underwriting Agreement, dated May 17, 2011, between the Company and Roth Capital Partners, LLC, as representative of the underwriters named therein. The remaining 25,000 Series B Warrants expired by their terms on July 12, 2011.

Investor Presentation

Attached to this Current Report on Form 8-K as Exhibit 99.2, and incorporated herein by reference, is a copy of a presentation about the Company that it used at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

3.1	Certificate of Amendment.

10.1	2008 Stock Incentive Plan (filed as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 29, 2008, and incorporated herein by reference).**

10.2	2007 Employee Stock Purchase Plan (filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-8, File No. 333-146183, and incorporated herein by reference).**

99.1	Press release of Marina Biotech, Inc. dated July 18, 2011.

99.2	Investor Presentation of Marina Biotech, Inc.

**	Indicates management contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marina Biotech, Inc.

July 18, 2011	By:	/s/ Peter S. Garcia
	Name:	Peter S. Garcia
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment.

10.1	2008 Stock Incentive Plan (filed as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 29, 2008, and incorporated herein by reference).**

10.2	2007 Employee Stock Purchase Plan (filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-8, File No. 333-146183, and incorporated herein by reference).**

99.1	Press release of Marina Biotech, Inc. dated July 18, 2011.

99.2	Investor Presentation of Marina Biotech, Inc.

**	Indicates management contract.